UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2009 (January 20, 2009)

CuraGen Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23223	06-1331400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

322 East Main Street, Branford, Connecticut	06405
(Address of Principal Executive Offices)	(Zip Code)

(203) 481-1104

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On January 20, 2009, the Compensation Committee of the Board of Directors of CuraGen Corporation, a Delaware Corporation (the “Company”), pursuant to the Company’s Executive Incentive Plan (the “EIP”), approved performance-based bonuses and granted performance-based non-qualified stock options in the following amounts to the following executive officers of the Company:

Executive Officers	2008 Performance- Based Bonus	Shares of Common Stock Subject to 2008 Performance-Based Stock Option Award
Timothy M. Shannon President and Chief Executive Officer	$136,500	569,500
Sean A. Cassidy VP and Chief Financial Officer	$34,825	159,600
Paul M. Finigan EVP & General Counsel	$80,262	204,800

The awards are attributable to 66% corporate performance and 100% individual performance during fiscal year 2008. The grant of non-qualified stock options to the executive officers was made under the Company’s 2007 Incentive Stock Plan (the “2007 Plan”), under the following terms: (i) an exercise price equal to the fair market value of the Company’s common stock on the date of grant, or $0.68 per share, and (ii) vesting 25% on the first anniversary of the date of grant and 6.25% quarterly thereafter until the fourth anniversary of the date of grant.

The Company’s Form of Non-Qualified Stock Option Agreement under the 2007 Stock Incentive Plan and the EIP were filed as Exhibit 10.9 to the Company’s Annual Report on Form 10-K filed on March 13, 2008 and Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on February 7, 2005, respectively, and are incorporated herein by reference.

In addition, the Compensation Committee approved an increase in Sean A. Cassidy’s annual salary from $175,000 to $200,000. The annual salaries for the other executive officers were not changed.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Form of Non-Qualified Stock Option Agreement under the 2007 Stock Incentive Plan (filed as Exhibit 10.9 to the Company’s Annual Report on Form 10-K filed on March 13, 2008, Commission File No. 000-23223) is incorporated herein by reference.

99.2	Executive Incentive Plan (filed as Exhibit 99.1 to Company’s Current Report on Form 8-K filed on February 7, 2005, Commission File No. 000-23223) is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURAGEN CORPORATION
(Registrant)

Date: January 26, 2009	By:	/s/ Sean A. Cassidy
	Name:	Sean A. Cassidy
	Title:	Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Form of Non-Qualified Stock Option Agreement under the 2007 Stock Incentive Plan (filed as Exhibit 10.9 to the Company’s Annual Report on Form 10-K filed on March 13, 2008, Commission File No. 000-23223) is incorporated herein by reference.

99.2	Executive Incentive Plan (filed as Exhibit 99.1 to Company’s Current Report on Form 8-K filed on February 7, 2005, Commission File No. 000-23223) is incorporated herein by reference.